© 2025 PROS, Inc. All rights reserved. Confidential and Proprietary. PROS Global Headquarters, Houston, Texas PROS Holdings, Inc. Q4 2024 Investor Presentation Updated February 6, 2025 ir@pros.com 1

© 2025 PROS, Inc. All rights reserved. Confidential and Proprietary. Disclaimer / Forward-Looking Statements 2 This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about our financial outlook; expectations; ability to achieve future growth and profitability goals; ability to achieve "Rule of 40“; management's confidence and optimism; positioning; customer successes; demand for our software solutions; pipeline; business expansion; revenue; subscription revenue; subscription ARR; non-GAAP earnings (loss) per share; adjusted EBITDA; free cash flow; shares outstanding and effective tax rate. The forward-looking statements contained in this presentation are based upon our historical performance and our current plans, estimates and expectations and are not a representation that such plans, estimates or expectations will be achieved. Factors that could cause actual results to differ materially from those described herein include, among others, risks related to: (a) cyberattacks, data breaches and breaches of security measures within our products, systems and infrastructure or products, systems and infrastructure of third parties upon whom we rely, (b) the macroeconomic environment and geopolitical uncertainty and events, (c) increasing business from customers, maintaining subscription renewal rates and capturing customer IT spend, (d) managing our growth and profit objectives effectively, (e) disruptions from our third party data center, software, data, and other unrelated service providers, (f) implementing our solutions, (g) cloud operations, (h) intellectual property and third-party software, (i) acquiring and integrating businesses and/or technologies, (j) catastrophic events, (k) operating globally, including economic and commercial disruptions, ln) potential downturns in sales and lengthy sales cycles, (m) software innovation, (n) competition, (o) market acceptance of our software innovations, (p) maintaining our corporate culture, (q) personnel risks including loss of any key employees and competition for talent, (r) expanding and training our direct and indirect sales force, (s) evolving data privacy, cyber security and data localization laws, (t) the rapid adoption, evolution, and understanding of AI, (u) our debt repayment obligations, (v) the timing of revenue recognition and cash flow from operations, and (w) returning to profitability. Additional information relating to the risks and uncertainties affecting our business is contained in our filings with the SEC. These forward-looking statements represent our expectations as of the date hereof. Subsequent events may cause these expectations to change, and PROS disclaims any obligations to update or alter these forward-looking statements in the future, whether as a result of new information, future events or otherwise. This presentation includes certain supplemental non-GAAP financial measures, that we believe are useful to investors as tools for assessing the comparability between periods as well as company by company. Our computation of these measures may not be comparable to other similarly titled measures computed by other companies. These non-GAAP financial measures should be considered in addition to, but not as a substitute for, our financial information and results prepared in accordance with U.S. GAAP included in our periodic filings made with the SEC. Investors are encouraged to review the reconciliation of our historical non-GAAP financial measures to the comparable GAAP results, which can be found, along with other financial information, on the investor relations’ page of our website at PROS.com. We are unable to reconcile forward-looking non-GAAP financial measures to their directly comparable GAAP financial measures because the information needed to complete a reconciliation is unavailable at this time without unreasonable effort.

© 2025 PROS, Inc. All rights reserved. Confidential and Proprietary. PROS at a Glance 3 $330 mm+ Total Revenue FY 2024 85% Recurring Revenue as a % of FY 2024 Total Revenue $38B+ Underpenetrated, Addressable Market Subscription Revenue CAGR Since Cloud Transition (FY 2015 – FY 2024) 80+ Countries with Customers 28% 93%+ Customer Gross Revenue Retention Rate FY 2024 4.4T Transactions Processed FY 2024 $26mm+ Free Cash Flow1 FY 2024 130% Improvement YoY 1. For definitions of non-GAAP measures or reconciliation of GAAP to non-GAAP measures, please refer to the appendix of this presentation.

Business Overview 4

© 2025 PROS, Inc. All rights reserved. Confidential and Proprietary. Our Vision 5 to optimize every shopping and selling experience.

© 2025 PROS, Inc. All rights reserved. Confidential and Proprietary. Businesses Face Many Challenges Today 6 Business uncertainty is here to stay. Everything is in a constant state of rapid change – costs, currencies, supply chains, prices, demand patterns – and in response, businesses must constantly change what they sell, how they sell, and how they price. Customers have increasingly higher expectations. Buyers expect every buying experience to be as magical as the best one they have ever had (“the Amazon effect”). Self-serve, tailored experience, transparency, and accuracy driven by convenience, value, and confidence across all touchpoints. The way we work is evolving. Manual business processes and disconnected digital tools cause more time to be spent on process than on driving business forward. Digitization, automation, and AI are critical for keeping up and driving a better employee experience.

© 2025 PROS, Inc. All rights reserved. Confidential and Proprietary. PROS Real-Time AI Platform Maximizes Value for B2B Commerce 7 Smart Price Optimization & Management Smart Configure, Price, Quote Back Office Systems ERP + Many More Data Warehouse Homegrown Systems API Data Providers Omnichannel Price Management Neural Network AI Pricing Analytics eCommerce Optimization Capacity Aware Optimization Price Lists Cost Optimization Extensible AI Buyer eCommerce/ Marketplaces Partner Portals Marketing Systems + Many More API CRMOmnichannel Quoting, Price Agmts. & Subs. Guided Selling Rich Media Catalog 10K+ Line Quotes Constraints-based Configuration Document Generation Collaboration Portal Mass Price Update Workflow AI Real-Time Secure Scalable High Availability ExtensibleData Core Insights Powered by an Industry-Leading Real-Time, AI Platform Front Office Systems Resellers / Distributors Direct Sales Marketers Smart Rebate Management Programs Rebates Accruals Settlements Digital Offer Marketing Ad Modules SEO Landing Pages Ad Distribution with Real-time Prices Search Engine Marketing

© 2025 PROS, Inc. All rights reserved. Confidential and Proprietary. 8 Offer Management Shopping/DistributionBack Office Systems PSS + Many More ERP Homegrown Systems API Data Warehouse & Data Providers Buyer Resellers / Distributors Direct Sales Marketers Airline.com MSE Agency Portals / GDS + Many More API OTA AI Real-Time Secure Scalable High Availability ExtensibleData Core Insights Powered by an Industry-Leading Real-Time, AI Platform Front Office Systems Marketing Systems Order Management Full NDC Offer Management Quote, Negotiate, Save, and Book Demand Forecasting & Price Elasticity Class-based or Continuous Pricing Holiday, Special Events, & Influences Network / O&D / Segment Optimization Dynamic Pricing of Ancillaries Corporate Travel Direct Distribution to MSE Direct Connect Pricing and Availability ATPCO Pricing & Repricing Inspiration / Calendar Search Merchandising Management & PNR Modifications Ticketing & Payments Reporting & Analytics Ancillaries EMD Handling Digital Offer Marketing Ad Modules SEO Landing Pages Ad Distribution with Real-time Prices Search Engine Marketing PROS Real-Time AI Platform Maximizes Value for Travel Commerce

© 2025 PROS, Inc. All rights reserved. Confidential and Proprietary. Real-Time AI is at the Core of the PROS Platform 9 1. Trailing twelve-month measurement as of 12/31/2024. Transactions per minute is an average over the period. 2. Excludes impact from the CrowdStrike outage. Self-Learning, Trainable Predictive, Prescriptive, Generative Explainable, Trustworthy Responsible 99.97% Uptime1,2 4.4 Trillion Transactions Processed1 (+29% YoY) Sub-300ms Response Time ~8.4mm Transactions Per Minute1 AI Real-Time Secure Scalable High Availability ExtensibleData Core

© 2025 PROS, Inc. All rights reserved. Confidential and Proprietary. PROS Library of AI Models & Techniques Ensemble to Solve High-Value Business Problems 10 • Negotiated Price Optimization • Ecommerce Price Optimization • EMSR (Expected Marginal Seat Revenue) • O&D, Leg & Segment-based Optimization • Request-Specific Pricing • Inventory Control + Optimization • Capacity Aware Optimization • Forecasting • Cost Optimization Profit Optimization • Offer Optimization • Dynamic Pricing of Ancillaries • Cross-Sell / Upsell Recommendation • Churn Prediction Sales Guidance • Production Planning • Fleet Acquisition & Disposition • Fleet Distribution • Production Mix Optimization • Procurement Optimization Supply Chain Optimization Prescriptive Algorithms • Linear programming • Non-linear programming • Dynamic programming • Integer programming • Reinforcement learning Data Science Techniques • Constraint Satisfaction Programming • Shapley Value (SHAP) • kNN clustering • Extensible AI Predictive Algorithms • Neural networks (FF Wide & Deep, NN Matrix Factorization) • Online Learning (Bayesian & Variational Inference) • Decision Trees • Semi-parametric Estimation • Parametric estimation Business AI Recommender System Collaborative Filtering Internet AI Human-Computer Interaction Large Language Models Microsoft Copilot for Sales Perceptual AI PROS AI Business Problems Learning Paradigms, Models, and Tools

© 2025 PROS, Inc. All rights reserved. Confidential and Proprietary. Trusted by the World’s Leading Enterprises 11 Travel Chemicals & Energy Healthcare Food & Consumables Services Automotive & Industrial Technology

© 2025 PROS, Inc. All rights reserved. Confidential and Proprietary. PROS Drives Significant, Measurable Business Outcomes 12 +200-500 bps Margin Improvement Source: PROS study of 131 customers’ self-reported results, 2022. Forrester Total Economic Impact Report, 2023. 9 months Payback +67% Average Efficiency Gain Average Revenue Uplift +8%

© 2025 PROS, Inc. All rights reserved. Confidential and Proprietary. PROS TAM is Massive, Global, and Growing 13 1.TAM represents our estimated global total revenue and market opportunity but does not represent the actual market opportunity that we may target or ultimately service or otherwise derive revenue from. Our estimate of TAM may be revised in the future depending on a variety of factors, including competitive dynamics, our sales efforts, customer needs, industry shifts and other economic factors. $38B+ Underpenetrated, Addressable Market1 $3.3B Travel $3.2B Automotive & Industrial $2.1B Healthcare $1.9B Technology $1.8B Food & Consumables $1.1B Business Services $800mm Chemicals & Energy $14B+ Strategic Industries & Geographies

© 2025 PROS, Inc. All rights reserved. Confidential and Proprietary. Strategic Focus Areas 14 Land the Platform, Realize Value, and Expand with Many Paths Extend PROS Reach and Impact Through Strategic Partner Collaboration Infuse AI In Everything We Do

© 2025 PROS, Inc. All rights reserved. Confidential and Proprietary. Proven Land & Expand Motion in Our Business 15

© 2025 PROS, Inc. All rights reserved. Confidential and Proprietary. An Ecosystem of Partners Help Position Us to Win 16 Systems Integrators GTM Partners

© 2025 PROS, Inc. All rights reserved. Confidential and Proprietary. Extensive Integrations & Technology Partners 17 API Integration into any ecosystem CRMs ERP / Platform eCommerce Platforms SalesTech Online Travel Agencies Reservations & Bookings Data Providers Billing, Payments & Tax Payment Gateway Commerce Cloud MarTech

Financial Overview 18

© 2025 PROS, Inc. All rights reserved. Confidential and Proprietary. 29 38 61 99 145 170 178 204 234 266 295 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025E Subscription Revenue Growth Trajectory ($mm) 19 1. The 2025 dollar value is based on the $295mm mid-point of the Subscription Revenue 2025 Guidance. 2025 expectations are forward-looking statements. Given the risks, uncertainties and assumptions related to PROS business and operations, PROS actual future results may differ materially from these expectations. Investors should review the Company’s cautionary statements and risk factors referred to in this presentation. 1 28% FY15 – FY24 Subscription Revenue CAGR

© 2025 PROS, Inc. All rights reserved. Confidential and Proprietary. Driving Consistent Margin Expansion 20 For definitions of non-GAAP measures or reconciliation of GAAP to non-GAAP measures, please refer to the appendix of this presentation. -6% -1% 5% 11% FY 2021 FY 2022 FY 2023 FY 2024 Non-GAAP Services Gross Margin 71% 77% 78% 80% FY 2021 FY 2022 FY 2023 FY 2024 Non-GAAP Subscription Gross Margin 61% 64% 65% 68% FY 2021 FY 2022 FY 2023 FY 2024 Non-GAAP Total Gross Margin

© 2025 PROS, Inc. All rights reserved. Confidential and Proprietary. ($25) ($15) $6 $30 10% 40% 140% 400% Expanding Profitability Margin 21 Operating Expense to Revenue Ratios Adjusted EBITDA Margin G&A S&M R&D ($mm) Adj. EBITDA ($mm) Adj. EBITDA YoY Improvement % G&A S&M R&D For definitions of non-GAAP measures or reconciliation of GAAP to non-GAAP measures, please refer to the appendix of this presentation. For purposes of the E/R ratios presented, historical non-GAAP expense was utilized. For reconciliations of GAAP operating expenses to non-GAAP, refer to the supplemental tables in PROS earnings press releases. $37 $40 $41 $40 $74 $77 $77 $77 $74 $79 $78 $81 29% 29% 26% 24% 29% 28% 25% 23% 15% 14% 13% 12% FY 2021 FY 2022 FY 2023 FY 2024 -10% -5% 2% 9% FY 2021 FY 2022 FY 2023 FY 2024

© 2025 PROS, Inc. All rights reserved. Confidential and Proprietary. Improving Free Cash Flow Generation 22 For definitions of non-GAAP measures or reconciliation of GAAP to non-GAAP measures, please refer to the appendix of this presentation. -8% -8% 4% 8% FY 2021 FY 2022 FY 2023 FY 2024 Free Cash Flow Margin

© 2025 PROS, Inc. All rights reserved. Confidential and Proprietary. Fourth Quarter and Full Year 2024 Earnings Recap 23 $mm (Except Per Share) Q4 2024 Q4 2023 Delta FY 2024 FY 2023 Delta Total Revenue $85.0 $77.5 10% $330.4 $303.7 9% Subscription Revenue $69.3 $60.8 14% $266.3 $234.0 14% Subscription ARR n/a n/a n/a $281.5 $259.0 9% Adjusted EBITDA1 $10.9 $2.5 333% $30.0 $6.0 400% Free Cash Flow1 $23.5 $13.6 73% $26.2 $11.4 130% Non-GAAP Earnings Per Share2 $0.16 $0.02 $0.14 $0.41 $0.05 $0.36 1. For definitions of non-GAAP measures or reconciliation of GAAP to non-GAAP measures, please refer to the appendix of this presentation. 2. For definition of non-GAAP EPS or reconciliation of GAAP EPS to non-GAAP EPS, please refer to PROS earnings press release.

© 2025 PROS, Inc. All rights reserved. Confidential and Proprietary. Guidance Summary 24 $mm (Except Per Share) Q1 2025 Guidance v. Q1 2024 at Mid-Point Full Year 2025 Guidance v. Prior Year at Mid-Point Total Revenue $85.0 to $86.0 6% $360.0 to $362.0 9% Subscription Revenue $70.3 to $70.8 10% $294.0 to $296.0 11% Subscription ARR n/a n/a $308.0 to $311.0 10% Adjusted EBITDA $7.5 to $8.5 74% $42.0 to $44.0 43% Free Cash Flow n/a n/a $40.0 to $44.0 61% Non-GAAP Earnings Per Share $0.10 to $0.12 $0.07 n/a n/a The 2025 guidance shown here are forward-looking statements. Given the risks, uncertainties and assumptions related to PROS business and operations, PROS actual future results may differ materially from these expectations. Investors should review the Company’s cautionary statements and risk factors referred to in this presentation. Based on an estimated 47.9 million diluted weighted average shares outstanding for the first quarter of 2025 and a 22% non-GAAP estimated tax rate for the first quarter and full year 2025. Please see appendix for a reconciliation of non-GAAP metrics to GAAP metrics.

© 2025 PROS, Inc. All rights reserved. Confidential and Proprietary. Long-Term Goal To Be A “Rule of 40” Company1 25 16-21% 19-24% Total Revenue Growth Free Cash Flow Margin 1. These revenue growth and free cash flow margin targets are forward-looking statements. Given the risks, uncertainties and assumptions related to PROS business and operations, PROS actual future results may differ materially from these targets. Investors should review the Company’s cautionary statements and risk factors referred to in this presentation and contained in the Company’s SEC filings. 2. The estimated 2025 total revenue growth rate and free cash flow margin are based on the mid-point of the respective 2025 guidance ranges for these metrics. 2025 expectations are forward-looking statements. Given the risks, uncertainties and assumptions related to PROS business and operations, PROS actual future results may differ materially from these expectations. Investors should review the Company’s cautionary statements and risk factors referred to in this presentation and contained in the Company’s SEC filings. 2 2% 14% 17% 21% 2022A 2023A 2024A 2025E Progress towards "Rule of 40"

© 2025 PROS, Inc. All rights reserved. Confidential and Proprietary. Supplemental Business Metrics 26 Revenue Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Subscription $ 55,969 $ 57,304 $ 59,987 $ 60,764 $ 64,349 $ 65,600 $ 67,068 $ 69,255 Maintenance and Support $ 5,712 $ 5,093 $ 4,693 $ 4,460 $ 3,595 $ 3,385 $ 3,361 $ 3,153 Recurring Revenue $ 61,681 $ 62,397 $ 64,680 $ 65,224 $ 67,944 $ 68,985 $ 70,429 $ 72,408 Services $ 11,501 $ 13,395 $ 12,570 $ 12,260 $ 12,744 $ 13,028 $ 12,273 $ 12,561 Total Revenue $ 73,182 $ 75,792 $ 77,250 $ 77,484 $ 80,688 $ 82,013 $ 82,702 $ 84,969 Recurring Revenue % 84% 82% 84% 84% 84% 84% 85% 85% Revenue by Geography Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 United States $ 26,232 $ 27,224 $ 26,925 $ 26,623 $ 26,933 $ 27,990 $ 29,251 $ 29,334 Europe $ 22,949 $ 24,748 $ 25,691 $ 26,082 $ 25,671 $ 25,835 $ 25,391 $ 26,089 Rest of World $ 24,001 $ 23,820 $ 24,634 $ 24,779 $ 28,084 $ 28,188 $ 28,060 $ 29,546 $ in 000s

© 2025 PROS, Inc. All rights reserved. Confidential and Proprietary. Supplemental Business Metrics 27 Financial & Operating Metrics Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Non-GAAP Gross Margin1 64% 65% 66% 66% 67% 67% 68% 70% Non-GAAP Subscription Gross Margin1 78% 78% 78% 78% 79% 80% 80% 81% Non-GAAP Recurring Revenue Gross Margin1 77% 77% 77% 77% 78% 78% 79% 79% Adjusted EBITDA1 $ (2,305) $ 148 $ 5,640 $ 2,517 $ 4,585 $ 5,214 $ 9,278 $ 10,900 Total Cash and Cash Equivalents* $ 192,376 $ 184,567 $ 169,080* $ 178,747* $ 166,423* $ 149,086* $ 150,564* $ 171,983* Recurring Deferred Revenue $ 117,837 $ 111,688 $ 107,667 $ 114,987 $ 123,590 $ 116,644 $ 108,670 $ 126,790 Total Deferred Revenue $ 128,353 $ 121,583 $ 116,522 $ 124,624 $ 132,648 $ 124,930 $ 117,213 $ 136,415 TTM Recurring Calculated Billings1 $ 238,584 $ 250,634 $ 250,319 $ 263,501 $ 265,998 $ 271,789 $ 273,585 $ 291,569 Remaining Performance Obligations2 $ 430,600 $ 407,600 $ 403,900 $ 469,600 $ 447,600 $ 450,300 $ 429,300 $ 475,700 Remaining Performance Obligations - Current $ 210,000 $ 204,200 $ 199,000 $ 227,500 $ 227,400 $ 232,700 $ 231,000 $ 246,700 Free Cash Flow1 $ (4,519) $ (6,240) $ 8,494 $ 13,632 $ (4,884) $ 6,164 $ 1,363 $ 23,516 Total Headcount (including contractors) 1,436 1,471 1,486 1,486 1,499 1,502 1,494 1,501 1. For definitions of non-GAAP measures or reconciliation of GAAP to non-GAAP measures, please refer to the appendix of this presentation. 2. Remaining performance obligations represent contractually committed revenue that has not yet been recognized, which includes deferred revenue and unbilled amounts that will be recognized as revenue in future periods. *Total Cash and Cash Equivalents in these quarters includes $10 million of restricted cash. $ in 000s

Our Values 28

© 2025 PROS, Inc. All rights reserved. Confidential and Proprietary. Our Mission: To Help People and Companies Outperform 29 We are INNOVATORS Thinking creatively to find new paths to success for our people, our customers, and our business. We CARE Putting people first - our customers, employees, partners, and community - it’s how our company was started, and how we’ll always run it. Looking for every opportunity to create a better PROS and a better experience for our customers, and we hold ourselves accountable. We are OWNERS

© 2025 PROS, Inc. All rights reserved. Confidential and Proprietary. Governance, Security & Environmental Sustainability 30 Governance • LEED Silver certified global HQ • Sustainable data centers worldwide through our partnership with Microsoft • Recycling program in all offices Security PROS Board of Directors and Executive team are committed to adhering to the highest ethical values and promoting transparency. For more detail and a complete list of governance documents and charters, visit the governance page of our website. For further disclosures, read our ESG report. At PROS, security is the responsibility of everyone. We take data security and privacy seriously. ✓ ISO 27001 Certified ✓ ISO 27018 Certified ✓ SOC1 Type 2 Certified ✓ SOC2 Type 2 Certified ✓ Cloud Security Alliance Compliant ✓ GDPR Compliant For more detail on security and compliance, including detail on all certifications we hold, visit the trust and security page of our website. Environmental Sustainability

© 2025 PROS, Inc. All rights reserved. Confidential and Proprietary. Diversity, Equity & Inclusion 31 PROS Employee Resource Groups (ERGs) Our ERGs are formed and led by employees, with company support, and any interested employee may join any group. Organized around common life experiences and backgrounds, they serve to champion our diversity initiatives and facilitate a workplace culture of equity and inclusion. Committed to a Diverse & Inclusive Environment We welcome and celebrate diverse perspectives, cultures and experiences. We are truly a ‘people first’ culture where every person is encouraged to bring their authentic selves to work and feel they belong and are valued. Our diversity in thought and action is what makes PROS a special place. Learn more Overall Representation % of All Employees Globally Management % of All Managers Globally Overall Representation % of All Employees U.S. Management % of All Managers U.S. Women at PROS Racial & Ethnic Minorities in the U.S. For further disclosures on DEI at PROS, read our ESG report. Note: 2024 figures based on 1,343 global employees as of 12/31/24. Note: 2024 figures based on 729 employees in the U.S. as of 12/31/24. Racial & Ethnic Minorities include AA, Asian, Hispanic and Multicultural. 29% 33% 37% 36% 41% 36% 36% 37% 2020 2021 2022 2023 2024 47% 47% 51% 50% 52% 55% 54% 55% 57% 58% 2020 2021 2022 2023 2024

32 Thank you

Appendix 33

© 2025 PROS, Inc. All rights reserved. Confidential and Proprietary. Supplemental Information – Explanation of Non-GAAP Measures 34 PROS has provided certain financial information that has not been prepared in accordance with GAAP. This information includes non-GAAP gross profit, non-GAAP gross margin, non-GAAP subscription gross margin, non-GAAP recurring revenue gross margin, adjusted EBITDA and free cash flow. PROS uses these non-GAAP financial measures internally in analyzing its financial results and believes they are useful to investors, as a supplement to GAAP measures, in evaluating PROS ongoing operational performance. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measure. A reconciliation of GAAP to the non-GAAP financial measures has been provided in these tables and in the earnings press release. PROS use of non-GAAP financial measures may not be consistent with the presentations by similar companies in PROS industry. Non-GAAP gross profit: Non-GAAP gross profit is defined as GAAP gross profit less amortization of acquisition-related intangibles, severance and share-based compensation costs allocated to cost of subscription, maintenance and support, and services. Non-GAAP gross margin is calculated as the percentage of non-GAAP gross profit divided by total revenue. Non-GAAP subscription gross margin and recurring revenue gross margin are similarly calculated to compare the non-GAAP gross profit of subscription revenue and recurring revenue (subscription, maintenance and support revenue), respectively, to total subscription and recurring revenue, respectively. In calculating the non-GAAP gross profit of subscription revenue, the total costs of subscription are adjusted to reduce such costs by the portion of amortization of acquisition-related intangibles, severance and share-based compensation costs allocated to cost of subscription. In calculating the non-GAAP gross profit of recurring revenue, the total costs of subscription, maintenance and support are adjusted to reduce such costs by the portion of amortization of acquisition-related intangibles, severance and share-based compensation costs allocated to cost of subscription and cost of maintenance and support. Adjusted EBITDA: Adjusted EBITDA is defined as GAAP net income (loss) before interest expense, provision for income taxes, depreciation and amortization, as adjusted to eliminate the effect of stock-based compensation cost, severance, amortization of acquisition-related intangibles, depreciation and amortization, and capitalized internal-use software development costs. Adjusted EBITDA should not be considered as an alternative to net loss as an indicator of our operating performance. Free Cash Flow: Free cash flow is a non-GAAP financial measure which is defined as net cash provided by (used in) operating activities, excluding severance payments, less capital expenditures and capitalized internal-use software development costs. Calculated Billings: Calculated billings is defined as total subscription, maintenance and support revenue plus the change in recurring deferred revenue in a given period.

© 2025 PROS, Inc. All rights reserved. Confidential and Proprietary. Supplemental Reconciliation of GAAP to Non-GAAP Financial Measures – Guidance (In thousands, Unaudited) 35 Low High Adjusted EBITDA GAAP Loss from Operations $ (5,400) $ (4,400) Amortization of acquisition-related intangibles 1,000 1,000 Share-based compensation 11,000 11,000 Depreciation and other amortization 900 900 Adjusted EBITDA $ 7,500 $ 8,500 Q1 2025 Guidance Low High Adjusted EBITDA GAAP Loss from Operations $ (13,300) $ (11,300) Amortization of acquisition-related intangibles 3,700 3,700 Share-based compensation 48,000 48,000 Depreciation and other amortization 3,600 3,600 Adjusted EBITDA $ 42,000 $ 44,000 Full Year 2025 Guidance

© 2025 PROS, Inc. All rights reserved. Confidential and Proprietary. Gross Profit Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 GAAP Gross Profit $ 43,640 $ 47,221 $ 48,786 $ 48,748 $ 51,855 $ 53,194 $ 54,404 $ 57,590 Amortization of acquisition-related intangibles 1,337 1,243 1,099 953 953 953 738 629 Severance 749 - - - - - - - Share-based compensation 832 985 1,033 1,073 1,068 1,151 1,177 1,180 Non-GAAP Gross Profit $ 46,558 $ 49,449 $ 50,918 $ 50,774 $ 53,876 $ 55,298 $ 56,319 $ 59,399 Non-GAAP Gross Margin 64% 65% 66% 66% 67% 67% 68% 70% Subscription Gross Profit Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 GAAP Subscription Gross Profit $ 41,876 $ 43,245 $ 45,477 $ 46,214 $ 49,736 $ 51,030 $ 52,598 $ 55,026 Amortization of acquisition-related intangibles 1,337 1,243 1,099 953 953 953 738 629 Severance 125 - - - - - - - Share-based compensation 125 169 201 208 202 235 244 239 Non-GAAP Subscription Gross Profit $ 43,463 $ 44,657 $ 46,777 $ 47,375 $ 50,891 $ 52,218 $ 53,580 $ 55,894 Non-GAAP Subscription Gross Margin 78% 78% 78% 78% 79% 80% 80% 81% Recurring Revenue Gross Profit Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 GAAP Recurring Revenue Gross Profit $ 45,306 $ 46,462 $ 48,401 $ 48,898 $ 51,469 $ 52,664 $ 54,261 $ 56,463 Amortization of acquisition-related intangibles 1,337 1,243 1,099 953 953 953 738 629 Severance 432 - - - - - - - Share-based compensation 205 267 294 301 339 331 342 341 Non-GAAP Recurring Revenue Gross Profit $ 47,280 $ 47,972 $ 49,794 $ 50,152 $ 52,761 $ 53,948 $ 55,341 $ 57,433 Non-GAAP Recurring Revenue Gross Margin 77% 77% 77% 77% 78% 78% 79% 79% Services Gross Profit Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 GAAP Services Gross Profit $ (1,666) $ 759 $ 385 $ (150) $ 386 $ 530 $ 143 $ 1,127 Severance 317 - - - - - - - Share-based compensation 627 718 739 772 729 820 835 839 Non-GAAP Services Gross Profit $ (722) $ 1,477 $ 1,124 $ 622 $ 1,115 $ 1,350 $ 978 $ 1,966 Non-GAAP Services Gross Margin -6% 11% 9% 5% 9% 10% 8% 16% Supplemental Information - GAAP to Non-GAAP Reconciliations (In thousands, Unaudited) 36

© 2025 PROS, Inc. All rights reserved. Confidential and Proprietary. Adjusted EBITDA Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 GAAP Income (Loss) From Operations $ (18,796) $ (13,355) $ (7,842) $ (10,609) $ (10,302) $ (7,184) $ 31 $ (1,567) Amortization of acquisition-related intangibles 1,806 1,620 1,446 1,301 1,301 1,300 1,074 953 Severance 3,586 - - - - - - - Share-based compensation 9,904 10,752 10,933 10,768 12,700 10,248 7,271 10,535 Depreciation and other amortization 1,195 1,131 1,103 1,105 903 891 902 979 Capitalized internal-use software development costs - - - (48) (17) (41) - - Adjusted EBITDA $ (2,305) $ 148 $ 5,640 $ 2,517 $ 4,585 $ 5,214 $ 9,278 $ 10,900 Free Cash Flow Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Cash Flow From Operations $ (6,143) $ (6,542) $ 8,718 $ 13,844 $ (4,644) $ 6,420 $ 1,594 $ 24,013 Severance 3,170 579 121 211 - - - - Purchase of property and equipment (1,546) (277) (345) (375) (223) (215) (231) (497) Capitalized internal-use software development costs - - - (48) (17) (41) - - Free Cash Flow $ (4,519) $ (6,240) $ 8,494 $ 13,632 $ (4,884) $ 6,164 $ 1,363 $ 23,516 Supplemental Information - GAAP to Non-GAAP Reconciliations (In thousands, Unaudited) 37

© 2025 PROS, Inc. All rights reserved. Confidential and Proprietary. 38